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                                                                    EXHIBIT 23.2

                        Consent of Independent Auditors



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-74515, 333-50841 and 333-50877) of Applied
Analytical Industries, Inc. of our report dated March 18, 1998 listed in the accompanying index under Item 14 in the Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page F-2 of this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
March 30, 1999